UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2010

SMITH INTERNATIONAL, INC.

Delaware	1-8514	95-3822631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Rankin Road, Houston, Texas 77073
(Address of principal executive offices) (Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

            Smith International, Inc. (“Smith”), a Delaware corporation, Schlumberger Limited (Schlumberger N.V.) (“Schlumberger”), a company organized under the laws of the Netherlands Antilles, and Turnberry Merger Sub Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Schlumberger, have entered into an Agreement and Plan of Merger, dated as of February 21, 2010 (the “Merger Agreement”).  The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into Smith (the “Merger”).  As a result of the Merger, the separate corporate existence of Merger Sub will cease and Smith will survive the Merger as a wholly owned subsidiary of Schlumberger.  The Merger Agreement has been unanimously approved by the Boards of Directors of both Smith and Schlumberger.

            Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $1.00 per share, of Smith (other than shares owned by Smith, Schlumberger, or their respective direct or indirect wholly owned subsidiaries) will be converted into the right to receive 0.6966 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Schlumberger (the “Merger Consideration”).  No fractional shares of common stock of Schlumberger will be issued in the Merger, and Smith’s stockholders will receive cash in lieu of fractional shares, if any, of Schlumberger common stock.

            The consummation of the Merger is subject to the approval of the stockholders of Smith.  In addition, the Merger is subject to other customary closing conditions, including, among others, the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of the approval of the European Commission under Council Regulation (EC) No. 139/2004 of 20 January 2004.  Each party’s obligation to close is also subject to the accuracy of representations and warranties of, and compliance with covenants by, the other party to the Merger Agreement, in each case, as set forth in the Merger Agreement.

            Schlumberger and Smith have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by Smith (i) with respect to the conduct of its business during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period.

            The Merger Agreement contains certain termination rights for both Smith and Schlumberger, including, but not limited to, in the event that (i) the Merger is not consummated by February 21, 2011 (subject to extension by either party up to May 31, 2011 if all conditions other than those related to regulatory approvals have been fulfilled or are capable of being fulfilled), (ii) Smith’s stockholders do not adopt the Merger Agreement, (iii) a court in the United States, the European Union or other specified jurisdictions has issued a final and nonappealable injunction or other restraint against the Merger, or (iv) either party breaches its obligations or representations in a manner that cannot be cured by the termination date of the Merger Agreement.  In the event of a termination of the Merger Agreement under certain circumstances, Smith may be required to pay Schlumberger a termination fee of $340 million or either party may be required to reimburse the other party for its transaction expenses up to $10 million.  In the event of a termination of the Merger Agreement under certain circumstances relating to antitrust or competition approvals, Schlumberger may be required to pay Smith a termination fee of $615 million.

            A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

            The above description of the Merger Agreement and the copy of the Merger Agreement attached hereto have been included to provide investors with information regarding its terms. The Merger Agreement contains representations and warranties made by and to the parties thereto as of specific dates.  The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract.  In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Additional Information

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  These documents will contain important information about the proposed transaction that should be read carefully before any decision is made with respect to the proposed transaction. These materials will be made available to the shareholders of Smith at no expense to them. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC's web site, www.sec.gov. In addition, such materials (and all other documents filed with the SEC) will be available free of charge at www.smith.com or www.SLB.com. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Smith or Schlumberger with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC's website for further information on its public reference room.

Each company’s directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Schlumberger’s directors and officers can be found in its preliminary proxy statement filed with the SEC on February 9, 2010 and information regarding Smith’s directors and officers can be found in its proxy statement filed with the SEC on April 13, 2009. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 3.03        Material Modification to Rights of Security Holders

                        In contemplation of the Merger Agreement, on February 21, 2010, Smith and Computershare Trust Company, N.A., as successor rights agent (the “Rights Agent”), entered into Amendment No. 3 (the “Amendment”) to the Rights Agreement dated as of June 8, 2000 (the “Rights Agreement”), between Smith and the Rights Agent, which provides, among other things, that neither Schlumberger, Turnberry Merger Sub Inc., or any of their successors or assigns under the Merger Agreement will become an “Acquiring Person” within the meaning of the Rights Agreement as a result of the execution of the Merger Agreement, the consummation of the Merger or other transactions contemplated by the Merger Agreement.

                        The Amendment amends the Rights Agreement to provide that (i) a “Distribution Date” will not be deemed to occur as a result of the execution of the Merger Agreement, the consummation of the Merger or other transactions contemplated thereby, (ii) a “Shares Acquisition Date” will not be deemed to occur as a result of the execution of the Merger Agreement or the consummation of the Merger or other transactions contemplated thereby, (iii) nothing in the Rights Agreement, as amended, will be construed to give any person any legal or equitable rights, remedies or claims under the Rights Agreement by virtue of the execution of the Merger Agreement, the Merger or any of the transactions contemplated by the Merger Agreement, and (iv) the exercisability of any Rights will end immediately prior to the consummation of the Merger (if not earlier terminated).

                        The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated by reference herein as Exhibit 4.1.

Item 8.01        Other Events

                        On February 22, 2010, at 8:30 am (EST), Smith and Schlumberger conducted an investor conference call with respect to the Merger, the transcript of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Forward-Looking Statements

This material includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, or other statements other than statements of historical fact, are forward-looking statements. Similarly, statements that describe our future plans, objectives or goals or future revenues or other financial metrics are also forward-looking statements.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. These statements are subject to, among other things, satisfaction of the closing conditions to the merger, the risk that the contemplated merger does not occur, negative effects from the pendency of the merger, the ability to successfully integrate the merged businesses and to realize expected synergies, the risk that we will not be able to retain key employees, expenses of the merger, and other risk factors that are discussed in Schlumberger’s Form 10-K for the fiscal year ended December 31, 2009, Smith’s Form 10-K for the fiscal year ended December 31, 2008 and each company’s other filings with the SEC available at the SEC’s Internet site (http://www.sec.gov).  Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any of them in light of new information, future events or otherwise.

Item 9.01.       Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.

            Exhibit No.                 Document Designation

2.1                               Agreement and Plan of Merger, dated as of February 21, 2010, by and among Schlumberger Limited (Schlumberger N.V.), Turnberry Merger Sub Inc., and Smith International, Inc.

4.1                               Amendment No. 3, dated as of February 21, 2010, to the Rights Agreement, dated as of June 8, 2000, between Smith International, Inc. and Computershare Trust Company, N.A. as rights agent.

99.1                             Transcript of investor conference call held on February 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 22, 2010

SMITH INTERNATIONAL, INC.

By: /s/ Richard E. Chandler, Jr.

Name:   Richard E. Chandler, Jr.

Title:     Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number                       Description

2.1                               Agreement and Plan of Merger, dated as of February 21, 2010, by and among Schlumberger Limited (Schlumberger N.V.), Turnberry Merger Sub Inc., and Smith International, Inc.

4.1                               Amendment No. 3, dated as of February 21, 2010, to the Rights Agreement, dated as of June 8, 2000, between Smith International, Inc. and Computershare Trust Company, N.A. as rights agent.

99.1                             Transcript of investor conference call held on February 22, 2010.